May 6, 2014

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus BASIC S&P 500 Stock Index Fund

Supplement to Statement of Additional Information dated

June 14, 2013, as revised or amended July 1, 2013, September 23, 2013, October 1, 2013,
November 1, 2013, January 1, 2014, January 24, 2014, January 31, 2014, February 21, 2014,
March 1, 2014, March 24, 2014, March 31, 2014 and May 1, 2014

The following is added to the section of the SAI entitled "How to Buy Shares—Investment Minimums":

Shares of Dreyfus BASIC S&P 500 Stock Index Fund may be offered without regard to the minimum initial or subsequent investment requirements to certain third party programs for individual investors, upon approval of the fund.